THE ALGER PORTFOLIOS

Alger Capital Appreciation Portfolio

Alger Large Cap Growth Portfolio

Alger Mid Cap Growth Portfolio

(each, a “Fund” and together, the “Funds”)

Supplement dated December 18, 2020 to

the Summary Prospectus and Statutory Prospectus for Class S Shares of each Fund dated May 1, 2020, as supplemented to date

The Board of Trustees of The Alger Portfolios has authorized a partial closing of Class S shares of each of the Funds, effective April 30, 2021.

Existing investors that hold Class S shares who have an open account with a Fund on April 30, 2021 may continue to invest in additional Class S shares of that Fund through exchanges, dividend reinvestment and additional purchases as provided in the Funds’ Prospectuses.

A Fund may resume sales to all investors (or further suspend sales) at a future date if the Board of Trustees determines that doing so will be in the best interest of shareholders.

S-CapAppS 121820

S-LargeCapS 121820

S-MidCapS 121820

S-APPS 121820